Sentinel Group Funds, Inc.

Supplement dated September 18, 2017

to the Prospectus dated March 30, 2017, as previously supplemented

In connection with the anticipated acquisition by Touchstone Advisors, Inc. (“Touchstone”) of certain assets related to Sentinel Asset Management, Inc.’s business of providing investment advisory services to the series of Sentinel Group Funds, Inc. (the “Sentinel Funds”) and the proposed reorganizations of the Sentinel Funds related to such acquisition, a proxy statement, dated July 27, 2017, was previously sent to shareholders of the Sentinel Funds. The proxy statement describes each of the proposed reorganization transactions (each a “Reorganization”, and collectively, the “Reorganizations”) whereby certain Sentinel Funds would be reorganized with and into certain existing or newly-created series of Touchstone Funds Group Trust and Touchstone Strategic Trust, as applicable (each, an “Acquiring Fund”). Following the Reorganizations, Touchstone has advised Sentinel that the Acquiring Funds will allow the following Sentinel Fund shareholders to purchase additional Class A shares of Funds that are in either a series of Touchstone Funds Group Trust or Touchstone Strategic Trust (collectively, “Touchstone Funds”) at net asset value, provided that such shareholders must provide notice of such eligibility prior to or at the time of purchase:

•	former shareholders of the Bramwell Growth Fund or the Bramwell Focus Fund, each a series of the Bramwell Funds, Inc., who in those funds' 2006 reorganization received Class A shares of the Sentinel Capital Growth or Sentinel Growth Leaders Funds, as applicable, and who, at the time of the applicable Reorganization, continue to own shares received in such 2006 reorganization (or shares of a Sentinel Fund received in exchange for such shares);
•	former shareholders of the Citizens Funds, who in those funds' 2008 reorganization received shares of a Sentinel Fund and who, at the time of the applicable Reorganization continue to own shares received in such 2006 reorganization (or shares of a Sentinel Fund received in exchange for such shares); and
•	all accounts of which have been established with a net asset value purchase privilege and remain open at the time of the Reorganization will be mapped over with that net asset purchase privilege. Should a shareholder in one of those accounts cause their account to be placed with a Broker Dealer or Financial Advisor post acquisition, that entity may impose a sales charge on future purchases.

Any newly opened accounts post conversion will be evaluated for net asset value privilege at that time based on the provisions set forth in the applicable Acquiring Fund’s prospectus.

In addition, Touchstone has advised Sentinel that pursuant to the Reorganizations, the Touchstone Funds will not collect contingent deferred sales charges relating to Class A or C share redemptions where the shares redeemed were acquired originally in the Sentinel Funds.